Exhibit 10.20

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

CONVERTIBLE PROMISSORY NOTE

$6,000,000.00         July 26, 2017

Cambridge, MA

For value received INFINITY PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), by means of this Convertible Promissory Note (this “Note”) promises to pay to Intellikine LLC or its assigns (“Holder”) the principal sum of $6,000,000.00 together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

1. Repayment. Unless converted in accordance with Section 3 below, all payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. Unless this Note has been previously converted in accordance with the terms of Section 3 below, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable on July 26, 2018 (the “Maturity Date”).

2. Interest Rate. The Company promises to pay simple interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of 8.0% per annum or the maximum rate permissible by law, whichever is less. Interest shall be due and payable on the Maturity Date and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3. Conversion.

(a) At the election of the Holder (which election shall be made in the sole and absolute discretion of the Holder), any payment (whether on account of principal, interest or any other amount) hereunder, whether made upon the occurrence of the Maturity Date, the occurrence of an Event of Default, the occurrence of a Change of Control, an optional prepayment by the Company of any amount outstanding hereunder or otherwise, may be made, in whole or in part, by delivery to the Holder of a number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) calculated by dividing the amount to be paid by the Company pursuant to this Section 3(a) by the Share Payment Price. The Share Payment Price means the average closing price per share of Common Stock of the Company for the twenty (20) trading days prior to (and not including) the Payment Date. The shares of Common Stock of the Company issued pursuant to this Section 3(a) shall be referred to herein as the “Repayment Shares.” To the extent any such calculation results in a number of shares which includes a fractional share, the number of Repayment Shares to be delivered shall be rounded down to the nearest whole share, and the fractional amount shall be paid in cash.

In order to make the election under this Section 3(a), the Holder shall deliver written notice indicating the maximum number of Repayment Shares to be issued in full or partial satisfaction of such payment and the calculation of the Share Payment Price (the “Share Payment Notice”), which Share Payment Notice shall be irrevocable (except to the extent that, after exercising its good faith efforts, the Company is unable to obtain any necessary shareholder approvals or to comply with all applicable regulations, including obtaining all applicable regulatory approvals, in which case the Company may pay the applicable amount in cash), to the Company of its election to receive such payment under this Section 3(a): (i) at least twenty (20) days prior to the Maturity Date; or (ii) in the case of a prepayment by the Company, within fifteen (15) days following receipt of a Prepayment Notice from the Company; or (iii) in the case of a Change of Control, within fifteen (15) days following receipt of a Change of Control Notice from the Company (the date such notice of election is sent to the Company being the “Share Payment Notice Date”). On the applicable Payment Date, the Company shall deliver or cause to be delivered to the Holder, in accordance with the Share Payment Notice from such Holder, the appropriate number of shares of Common Stock and, if applicable, any additional cash amount payable and a certificate of an authorized officer of the Company certifying the final calculation of the Share Payment Price. The Payment Date means the Maturity Date, the date of an occurrence of an Event of Default or Change of Control, or, in the case of a prepayment pursuant to Section 6, the payment date specified by the Company in the Prepayment Notice.

(b) Assuming that the Holder has elected to exercise its rights pursuant to Section 3(a), the Company represents and warrants to the Holder that on the Payment Date the shares of Common Stock being issued on the Payment Date will have been duly authorized by all necessary corporate action on the part of the Company, and on such date the Common Stock subject to the cancellation of indebtedness will have been validly issued and will be fully paid and nonassessable, free and clear of all liens. The issuance of such Repayment Shares will not be subject to preemptive rights of any other shareholder of the Company. The Repayment Shares will be eligible for listing on the NASDAQ Global Market (or such other stock exchange on which the Common Stock is then listed) and issued in accordance with the terms of this Note.

(c) Assuming that the Holder has elected to exercise its rights pursuant to Section 3(a), the Holder represents and warrants to the Company that: (i) it is acquiring the Repayment Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, and such Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof; and (ii) such Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company. Such Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (“Securities Act”);

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(d) The Company agrees to (i) at all times make available adequate current public information with respect to the Company, as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”) ; (ii) use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (“Exchange Act”); and (iii) furnish to the Holder upon request (A) a written statement by the Company as to its compliance with the current public information requirements of Rule 144 and the reporting requirements of the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as the Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell Repayment Shares without registration.

(e) Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted, including without limitation the obligation to pay such portion of the principal amount and accrued interest.

1. Change of Control. In the event of a Change of Control (as defined below) prior to repayment of the Note in full pursuant to Section 1 or conversion of the Note pursuant to Section 3, immediately prior to such Change of Control, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable immediately prior to the closing of such Change of Control. The term “Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) a merger, consolidation or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, in each case pursuant to which stockholders of the Company prior to such merger, consolidation or business combination transaction own less than fifty percent (50%) of the voting interests in the surviving or resulting entity, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of at least fifty percent (50%) of the Company’s then outstanding voting securities. Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board of Directors. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction. The Company shall provide to Holder written notice (the “Change of Control Notice”) of a Change of Control at least twenty five (25) days prior to the anticipated closing date of the Change of Control.

2. Expenses. In the event of any default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

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3. Prepayment. The Company may prepay this Note (whether or not due) in whole or in part, and any other amount owing hereunder (whether as principal, interest or otherwise), and may do so on one or more occasions, prior to the Maturity Date. In the event the Company desires to make a prepayment, the Company shall provide to Holder written notice (the “Prepayment Notice”) of its intent to make a prepayment, which notice shall include the amount and date of such payment and shall be provided at least twenty five (25) days prior to the payment date specified in such notice.

4. Default. If there shall be any Event of Default hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 7(b) or 7(c)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

(a) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(c) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company; or

(d) The Company shall default in its performance of any covenant under this Note.

5. Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

6. Governing Law. This Note shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without giving effect to conflicts of laws principles.

7. Modification; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Company, the Holder and each transferee of any Note.

8. Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Notwithstanding the foregoing, except in the event of a transfer by the Holder to an Affiliate (as defined below), the Holder may not assign, pledge, or otherwise transfer this Note without the prior

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written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal. For purposes of this Section 11, the term “Affiliate” as it relates to a transfer by the Holder, shall mean any entity that directly or indirectly through one or more intermediaries, controls, in controlled by, or is under common control with the Holder and, with respect to the foregoing, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Holder, whether through ownership of voting securities, by contract or otherwise.

9. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

10. Entire Agreement. This Note constitutes the entire agreement between the Company and the Holder pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the Company and the Holder pertaining to the subject matter hereof are expressly canceled.

11. Counterparts. This Note may be executed in counterparts, each of which will be deemed to be an original and both of which together will constitute a single agreement.

12. Stockholders, Officers and Directors Not Liable. In no event shall any, stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

13. Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

14. Registration Rights.

(a) Defined Terms. As used in this Section 17, the following terms shall have the following meanings:

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(i) “Prospectus” means (i) the prospectus included in any Registration Statement contemplated by this Section 17, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

(ii) “Registrable Securities” means (a) the Repayment Shares, and (b) any shares of Common Stock issued or issuable with respect to the Repayment Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) are met, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

(iii) “Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Section 17, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

(iv) “SEC” means the U.S. Securities and Exchange Commission.

(b) Registration Statements.

(i) Demand Registration.

A. At any time after a Payment Date, the Holder may request registration under the Securities Act of all of its Registrable Securities the held on a Form S-3 registration statement (or any successor to such form) (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities pursuant to this subsection (b)(i)(A) (each a “Demand Registration”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities required to be registered. Upon receipt of a Demand Registration request, the Company shall cause a Form S-3 registration statement (or any successor to such form) (or, if Form S-3 is not then available, on such form of registration statement as is then available to effect a registration of the Registrable Securities pursuant to this subsection (b)(i)(A) to be filed within forty-five (45) days after the date on which such request was received by the Company. The Company shall not be required to effect a Demand Registration (i) more than the greater of (x) two (2) times and (y) the number of Payment Dates that occur pursuant to this Agreement plus one (1), for the Holder; provided, however, that a Registration Statement shall not count as a Demand Registration requested under this subsection (b)(i)(A) unless and until it has become effective, or (ii) if the Company furnishes to the Holder a

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certificate signed by an authorized officer of the Company stating that (a) within sixty (60) days of receipt of the Demand Registration request under this subsection (b)(i), the Company expects to file a registration statement for the public offering of securities for the account of the Company (other than a registration of securities (x) issuable pursuant to an employee stock option, stock purchase or similar plan, (y) issuable pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or (z) in which the only securities being registered are securities issuable upon conversion of debt securities which are also being registered), provided, that the Company is actively employing good faith efforts to cause such registration statement to become effective, or (b) the Company is engaged in a material transaction or has an undisclosed material corporate development, in either case, which would be required to be disclosed in the Registration Statement, and in the good faith judgment of the Company’s Board of Directors, such disclosure would be materially detrimental to the Company and its stockholders at such time (in which case, the Company shall disclose the matter as promptly as reasonably practicable and thereafter file the Registration Statement, and the Holder agrees not to disclose any information about such material transaction to third parties until such disclosure has occurred or such information has entered the public domain other than through breach of this provision by such Holder), provided, however, that the Company shall have the right to defer the filing of the Registration Statement pursuant to this subsection only twice in any twelve (12) month period and such deferral may not exceed a period of more than sixty (60) days in the aggregate during such twelve-month period.

B. If the Holder requests a Demand Registration and elects to distribute the Registrable Securities covered by its request in an underwritten offering, the Holder shall so advise the Company as a part of its request made pursuant to subsection (b)(i)(A). The Holder shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, however, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned.

(c) Piggyback Registration.

(i) At any time after a Payment Date, if the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 is applicable, or a registration statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company, and the form of Registration Statement to be used may be used for the registration of Registrable Securities (each a “Piggyback Registration”), then the Company shall give prompt written notice (in any event no later than fifteen (15) days prior to the filing of such Registration Statement) to the Holder of its intention to effect such a registration and, subject to subsection (c)(i) and subsection (c)(ii) shall include in such registration all Registrable Securities with respect to which the Company has received, within ten (10) days after the Company’s notice has been given to the Holder, a written request from the Holder for inclusion. A Piggyback Registration shall not be considered a Demand Registration for purposes of subsection (b)(i).

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(ii) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Holder (if the Holder has elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, and/or any other marketing or other factors dictate that a limitation be imposed with respect to the number of shares of Common Stock proposed to be included in such registration, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell; (ii) second, the number of shares of Common Stock requested to be included therein by the Holder; and (iii) third, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than the Holder), allocated among such holders in such manner as they may agree.

(iii) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than the Holder, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, and/or any other marketing or other factors dictate that a limitation be imposed with respect to the number of shares of Common Stock proposed to be included in such registration, the Company shall include in such registration (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration and by the Holder, allocated pro rata among such holders on the basis of the number of shares of Common Stock (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the number of shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(iv) The Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with any offering relating to any Piggyback Registration.

(d) Requirements of the Company.

(i) In connection with the filing by the Company of any Registration Statement, the Company shall furnish to the Holder (i) a copy of the Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and (ii) such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

(ii) The Company shall use its reasonable best efforts to cause each Registration Statement contemplated by this Section 17 to be declared effective or become effective as soon as practicable following the filing thereof with the SEC. The Company shall notify the Holder in writing after any Registration Statement is declared effective.

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(iii) In the event of any stock split, stock dividend or transaction with respect to the Registrable Securities that increases the number of Registrable Securities, if a then-effective Registration Statement does not cover the resale of such additional number of Registrable Securities, the Company shall amend or supplement any Registration Statement to cover such additional number of Registrable Securities.

(iv) The Company shall use its best efforts to register or qualify the Registrable Securities covered by any Registration Statement under the securities laws of each state of the United States; provided, however, that the Company shall not be required in connection with this subsection (d)(iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

(v) If the Company has delivered preliminary or final Prospectuses to the Holder and, after having done so, the Prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested by the Company, the Holder shall immediately cease making offers or sales of shares under the applicable Registration Statement and return all Prospectuses to the Company. The Company shall promptly provide the Holder with revised or supplemented Prospectuses and, following receipt of the revised or supplemented Prospectuses, the Holder shall be free to resume making offers and sales under the applicable Registration Statement.

(vi) The Company shall advise the Holder promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of any Registration Statement or of the initiation or threat of any proceeding for that purpose, and it will promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(e) Requirements of the Holder. The Company shall not be required to include any Registrable Securities in any Registration Statement contemplated by this Section 17 unless the Holder furnishes to the Company, in writing, such information regarding the Holder and the proposed sale of the Registrable Securities by the Holder as the Company may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities.

(f) Suspension. The Company may suspend the use of any Registration Statement or Prospectus (a “Suspension”) by the Holder if the Company determines in good faith that such Suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time, in the good faith opinion of the Company’s Board of Directors, would be materially detrimental to the Company or its stockholders for a registration to be effected at such time; (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact

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required to be stated therein; or (C) amend or supplement the affected Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case of clauses (A) through (C), that the Company shall (a) promptly notify the Holder in writing of such Suspension and the reasons therefor, but shall not disclose to the Holder any material non-public information giving rise to a Suspension under clause (A); (b) advise the Holder in writing to cease all sales under the Registration Statement or Prospectus until the end of the Suspension; and (c) use its reasonable best efforts to terminate such Suspension as promptly as practicable. The Company may not exercise its rights pursuant to this Section 1(f) for more than sixty (60) days in the aggregate in any twelve (12) month period.

(g) Expenses. Except as set forth below, the Company will pay all of the expenses incurred in connection with complying with this Section 17 (whether or not any Registration Statement or Prospectus becomes final or effective), including, without limitation: all registration, filing and printing fees, the Company’s counsel and accounting fees and expenses, costs and expenses associated with clearing the Registrable Securities for sale under applicable state securities laws (including, without limitation, fees, charges and disbursements of counsel in connection with such clearance), all listing fees, expenses incurred by the Company (but not the Holder) in connection with any “road show,” and reasonable fees, charges and disbursements of counsel to the Holder. The Company shall not be required to pay or reimburse the Holder for any underwriting discounts or commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(h) Indemnification. The Company agrees to indemnify and hold harmless the Holder and its Affiliates from and against any losses, claims, damages or liabilities to which such Holder and its Affiliates (under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in any Registration Statement covering the Repayment Shares or in any preliminary prospectus or Prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse the Holder and its Affiliates for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement, preliminary prospectus or Prospectus, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or at the request of such Holder or its Affiliates specifically for use in the preparation thereof or any statement or omission in any Prospectus that is corrected in any subsequent prospectus that was delivered to such Holder prior to the pertinent sale or sales by such Holder.

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The Holder agrees to indemnify and hold harmless the Company, each underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company, from and against any losses, claims, damages or liabilities to which the Company or any such underwriter, officer, director or controlling person may become subject (under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in any Registration Statement covering the Repayment Shares or in any preliminary prospectus, Prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, Prospectus, amendment or supplement and the Holder will promptly reimburse the Company, or such underwriter, officer, director or controlling person, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Holder’s obligation to indemnify the Company shall be limited to the net amount received by the Holder from the sale of the Repayment Shares.

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this subsection 17(h), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this subsection 17(h) (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly (and in any even within five (5) days) after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if (i) the claim involves remedies other than monetary damages or (ii) there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

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If the indemnification provided for in this subsection 17(h) is unavailable to or insufficient to hold harmless an indemnified party under paragraph (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder, as well as any other holders under such Registration Statement on the other hand, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among either things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Holder or other holder on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this paragraph (iv) were determined by pro rata allocation (even if the Holder and any other holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this paragraph (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (iv), the Holder shall not be required to contribute any amount in excess of the amount by which the net amount received by the Holder from the sale of the Repayment Shares to which such loss relates exceeds the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The rights and obligation of the Company and the Holder under this subsection 17(h) shall survive the cancellation of this Note.

[signature page follows]

12.

INFINITY PHARMACEUTICALS, INC.

By:	/s/Adelene Q. Perkins
Name:	Adelene Q. Perkins
Title:	Chair and CEO
Address: 784 Memorial Drive, Cambridge, MA

HOLDER

Intellikine LLC

By:	/s/Christophe Bianchi
Name:	Christophe Bianchi
Title:	President of Intellikine LLC

Address: 40 Landsdowne Street, Cambridge, MA 02139

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE OF INFINITY PHARMACEUTICALS, INC.]

2.